SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ]      Confidential,   for  Use  of  the  Commission  Only  (as  permitted  by
         Rule14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                               Apple Suites, Inc.
                            ------------------------


                (Name of Registrant as Specified In Its Charter)
                                ----------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)



[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         1)      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

JOE BLY JOE BLY JOE BLY JOE BLY

         2)       Aggregate number of securities to which transaction applies:
                 --------------------------------------------------------------


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------


         5)       Total fee paid:


                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -----------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -----------------------------------------------------------

         3)       Filing Party:

                  -----------------------------------------------------------

         4)       Date Filed:

                  -----------------------------------------------------------

                              APPLE SUITES, INC.

                                MARCH 29, 2001

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 16, 2001

     The Annual Meeting of Shareholders of Apple Suites, Inc. (the "Company") will be held at the Company's offices at 9 North Third Street, Richmond, Virginia 23219 on Wednesday, May 16, 2001, at 2:00 p.m. (EST) for the following purposes:

     1. To elect two (2) directors to serve until the 2004 Annual Meeting of Shareholders.

     2. To transact such other business as may properly come before the meeting.

     If you were a holder of record of any common shares of the Company at the close of business on March 21, 2001, you are entitled to vote at the meeting. If you are present at the meeting, you may vote in person even though you may have previously returned a proxy card.

     A proxy card for the voting of your shares is located in the window pocket of the envelope in which these proxy materials were mailed. If necessary, an additional proxy card may be obtained by calling Ms. Krissy M. Gathright, Investors Services, at (804) 643-4964.

                                        By Order of the Board of Directors


                                       /S/ Glade M. Knight

                                        Glade M. Knight
                                        President

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                              APPLE SUITES, INC.
                                PROXY STATEMENT
                                MARCH 29, 2001


                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 16, 2001

GENERAL

     The enclosed proxy is solicited by the directors of Apple Suites, Inc. (the "Company") for the Annual Meeting of Shareholders to be held at the Company's offices at 9 North Third Street, Richmond, Virginia 23219 on Wednesday, May 16, 2001, at 2:00 p.m. (EST) (the "Annual Meeting"). Your proxy may be revoked at any time before being voted at the Annual Meeting, either by a written notice of revocation that is received by the Company before the meeting or by conduct that is inconsistent with the continued effectiveness of the proxy, such as delivering a proxy with a later date or attending the Annual Meeting and voting in person. Unless your proxy indicates otherwise, all shares represented by a proxy that you complete and return will be voted FOR the election of the persons named therein as directors.

     This proxy statement and the enclosed proxy were mailed on March 29, 2001, to the common shareholders of record at the close of business on March 21, 2001 (the "Record Date"). The Company also has mailed to each shareholder of record on the Record Date an Annual Report that includes audited financial statements for the year ended December 31, 2000.

     At the close of business on the Record Date, a total of 10,261,366 common shares of the Company ("Shares") were outstanding and entitled to vote at the Annual Meeting. Each Share has one vote on all matters, including those to be acted upon at the Annual Meeting. The presence in person or by proxy of a majority of the Shares entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. If a quorum is present, two positions on the Board of Directors will be filled by the election of the two properly nominated candidates who receive the greatest number of affirmative votes at the Annual Meeting, even if the nominees do not receive a majority of all votes entitled to be represented and cast. A shareholder who wishes to abstain from voting on the election of directors may do so by specifying, as provided on the enclosed proxy, that authority to vote for any or all of the nominees is to be withheld. By withholding authority in this manner, the Shares that otherwise could be voted by such shareholder will not be included in determining the number of Shares voted for such nominees. The Company will comply with instructions in a proxy executed by a broker or other nominee shareholder indicating that less than all of the Shares of the record shareholder on the Record Date are to be voted on a particular matter. All Shares that are not voted will be treated as Shares as to which voting authority has been withheld.

     The mailing address of the Company is 9 North Third Street, Richmond, Virginia 23219. Notice of revocation of proxies should be sent to ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, Attn: Issuer Services Department.

     THE COMPANY WILL PROVIDE SHAREHOLDERS, WITHOUT CHARGE (EXCEPT FOR EXHIBITS), A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, ON WRITTEN REQUEST TO MS. KRISSY M. GATHRIGHT, INVESTOR SERVICES, AT THE MAILING ADDRESS FOR THE COMPANY SET FORTH ABOVE.

OWNERSHIP OF EQUITY SECURITIES

     "Beneficial Ownership" as used herein has been determined in accordance with the rules and regulations of the Securities and Exchange Commission and is not to be construed as an admission that any of the Shares involved are in fact beneficially owned by any person. As of the Record Date, there are no shareholders known to the Company who own beneficially 5% or more of the outstanding Shares.

     Beneficial Ownership of Shares held by directors and executive officers of the Company and nominees for election as directors at the Annual Meeting, as of the Record Date, are indicated in the table below. Each person named in the table and included in the Director/Officer group has sole voting and investment powers as to such Shares, or shares such powers with his or her spouse and minor children, if any.

                                                               NUMBER OF
                                                                SHARES
                                                             BENEFICIALLY     PERCENT OF
                         NAME (1)                              OWNED (2)        CLASS
---------------------------------------------------------   --------------   -----------
Lisa B. Kern ............................................        6,406            *
Michael S. Waters .......................................        6,406            *
Bruce H. Matson .........................................        6,406            *
Robert M. Wily ..........................................        6,406            *
Glade M. Knight (3) .....................................           10            *
All directors and executive officers as a group .........       25,634            *

----------
* Less than one percent of outstanding Shares.

(1) The first two listed individuals are directors of the Company standing for reelection at the Annual Meeting. The remaining three individuals will not stand for reelection at the Annual Meeting because their terms as directors extend to future years.
(2) Except in the case of Mr. Knight, consisting entirely of Shares that may be acquired upon the exercise of stock options.
(3) Number of Shares beneficially owned by Mr. Knight consists of 10 Shares owned by a corporation wholly owned by him. In addition, Mr. Knight owns 202,500 Class B Convertible Shares. The Class B Convertible Shares are convertible, upon the occurrence of certain events, into Shares pursuant to a formula based upon the gross proceeds raised by the Company.

ELECTION OF DIRECTORS

     Nominees for Directors. At the Annual Meeting, two (2) individuals are to be elected to the Board of Directors. The nominees for election as directors are Lisa B. Kern and Michael S. Waters. If elected, each individual's term on the Board of Directors will extend until the 2004 Annual Meeting of
Shareholders or until a successor is duly elected and qualified (except in the event of death, resignation or removal).

     Messrs. Knight, Matson and Wily will not stand for reelection as directors at the Annual Meeting because their terms extend to future years. Mr. Knight's term will continue until the 2002 Annual Meeting of Shareholders. The terms of Mr. Matson and Mr. Wily will continue in each case until the 2003 Annual Meeting of Shareholders.

     Unless otherwise specified, proxies solicited hereby will be voted FOR the election of the nominees listed. In the event any of those named should not continue to be available for election, discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would render any nominee named herein unavailable. All of the nominees are now members of the Board of Directors and have been nominated by action of the Board of Directors. The nominees were originally elected as directors by a Consent of Sole Shareholder dated August 16, 1999.

     If a quorum is present, the two properly nominated candidates who receive the greatest number of affirmative votes of the Shares that are represented and voted at the Annual Meeting will be elected as directors of the Company. The nominees, their ages, their principal occupations during the past five years or more, and directorships of each in public companies in addition to the Company are as follows:

     Lisa B. Kern. Ms. Kern, 40, is a portfolio manager and Vice President of Davenport & Co., LLC, an investment banking firm, in Richmond Virginia. Previously, Ms. Kern was a Vice President with Crestar Bank's Trust and Investment Management Group from 1989 to 1996. She also is expected to become a director of Apple Hospitality Two, Inc. (founded by Glade M. Knight, as discussed below).

     Michael S. Waters. Mr. Waters, 46, is President and co-founder of Partnership Marketing, Inc. From 1995 through 1998, Mr. Waters served as a Vice President and general manager of GT Foods, a division of GoodTimes Home Video. From 1987 to 1995, he served as Vice President and general manager for two subsidiaries (Instant Products of America and Chocolate Products) of George Weston Ltd. (Canada), a fully-integrated food retailer and manufacturer. He also is expected to become a director of Apple Hospitality Two, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE TWO NOMINEES.

     Other Directors. The following are the directors of the Company whose terms expire in 2002 or 2003.

     Glade M. Knight. Mr. Knight, 57, is Chairman of the Board, Chief Executive Officer and President of the Company. His term on the Board expires in 2002. Mr. Knight founded, and serves as Chairman of the Board and Chief Executive Officer of, Cornerstone Realty Income Trust, Inc., which is a real estate investment trust that owns apartment communities. Since 1972, Mr. Knight has held executive and/or ownership positions in several corporations involved in the management of and investment in real estate, and also has served, directly or indirectly, as a general or limited partner of 71 limited partnerships owning 80 properties comprising over 13,000 apartment units. Recently, Mr. Knight founded, and serves as the sole director and Chief Executive Officer of, Apple Hospitality Two, Inc. This corporation will seek to offer shares for sale to the public, to operate as a real estate investment trust, and to acquire and own upscale, high-quality, extended-stay hotel properties located in selected metropolitan areas. Currently, Apple Hospitality Two, Inc. expects to seek property acquisitions from entities other than the Company's franchisor, but it will not be restricted in the types of properties it may acquire or their locations.

     Bruce H. Matson. Mr. Matson, 43, is a director of the Company. He is a Vice President and Director of the law firm of LeClair Ryan, a Professional Corporation, in Richmond, Virginia. He has been with LeClair Ryan since 1994.
Mr. Matson has practiced law since 1983. He also is expected to become a director of Apple Hospitality Two, Inc. His term on the Board expires in 2003.

     Robert M. Wily. Mr. Wily, 51, is a director of the Company. He is the Director of Client Services for the Center of Claims Resolution located in Princeton, New Jersey. Previously, he was the Deputy Chief, Article III Judges Division of the Administrative Office of the U.S. Courts from 1999 to 2000. He has served as the Clerk of Court for both the United States Bankruptcy Court for the Eastern District of Virginia from 1986 to 1999 and the District of Utah from 1981 to 1986. Prior to those positions, Mr. Wily was in the private practice of law. He also is expected to become a director of Apple Hospitality Two, Inc. His term on the Board expires in 2003.

COMMITTEES OF THE BOARD

     The Board of Directors has established an Executive Committee, an Audit Committee and a Compensation Committee as its standing committees. The Board of Directors has no Nominating Committee.

     The Executive Committee has, to the extent permitted by law, all powers vested in the Board of Directors except such powers specifically denied the Committee under the Company's Bylaws or by law. Messrs. Knight, Matson and Wily are the members of the Executive Committee.

     The Audit Committee oversees the relationship between the Company and its independent auditor, monitors the reasonableness of Company expenses and declares distributions to shareholders. Ms. Kern and Messrs. Waters and Wily are the members of the Audit Committee.

     The Compensation Committee administers the Company's incentive and stock option plans, and oversees the compensation and reimbursement of directors and officers of the Company. The members of the Compensation Committee are Messrs. Matson and Wily.

     During 2000, the Board of Directors held four meetings, the Audit Committee met four times and the Compensation Committee met once. The Executive Committee did not meet during 2000. Each director attended at least 75% of the meetings of the Board and of the committee to which he or she was assigned.

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is composed of three directors. It operates under a written charter (Exhibit A) that was adopted by the Board of Directors on May 15, 2000, and is annually reassessed and updated, as needed, in accordance with applicable rules of the Securities and Exchange Commission. The Board of Directors has determined that each member of the Audit Committee is independent, as defined by the Audit Committee independence rules of the New York Stock Exchange (which the Company has adopted for purposes of determining Audit Committee member independence). In general, these rules state that a director is independent if he or she has no relationship to the Company that may interfere with the exercise of his or her independence from the Company and its management. Generally, directors who are employees of the Company or any of its affiliates may not qualify as independent directors.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee's primary responsibility is to monitor and oversee these processes. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent auditors.

     In this context, the Audit Committee has reviewed and discussed the Company's audited financial statements in the Annual Report with both management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors matters required of auditors to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence. The Audit Committee has considered whether the nonaudit services rendered by the principal accountant are compatible with maintaining auditor independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. Based on the foregoing, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended (and the Board has approved) that Ernst & Young LLP be retained as the Company's independent auditors for the fiscal year ending December 31, 2001.

                                     Audit Committee Members:



                                     Lisa B. Kern, Chairperson
                                     Michael S. Waters
                                     Robert M. Wily


COMPENSATION OF DIRECTORS

     During 2000, directors not affiliated with Apple Suites Advisors, Inc. received annual directors' fees of $5,000, plus $1,000 (increased from $500 as of August 17, 2000) for each meeting of the Board. Mr. Knight, as a director affiliated with Apple Suites Advisors, Inc., received no compensation from the Company for his service as a director. All directors were reimbursed by the Company for their travel and other out-of-pocket expenses incurred in attending meetings of the directors, or a committee, and in conducting the business of the Company.

COMPENSATION OF EXECUTIVE OFFICERS

     The only executive officer of the Company, Mr. Knight, did not receive compensation from the Company in 2000 for carrying out his duties as executive officer. Also, Mr. Knight did not receive stock options under the Incentive Plan in 2000, as described below.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The Company has adopted two stock incentive plans that apply to certain employees or affiliated persons (the "Incentive Plan") and directors (the "Directors' Plan"). Under the Incentive Plan, incentive awards may be granted to certain employees (including officers and directors who are employees) of the Company, Apple Suites Advisors, Inc. or Apple Suites Realty Group, Inc. The Directors' Plan applies to directors of the Company who are not employees of the Company, Apple Suites Advisors, Inc. or Apple Suites Realty Group, Inc.

     Pursuant to the Incentive Plan or the Directors' Plan, as applicable, the following persons received, in 2000, the following options to purchase Shares:

                                                   NUMBER OF SHARES
                                                  UNDERLYING OPTIONS
                                            (EXERCISABLE AT $10 PER SHARE)
                  NAME                           RECEIVED IN 2000 (3)
----------------------------------------   -------------------------------
         Lisa B. Kern (1) ..............                 906
         Bruce H. Matson (1) ...........                 906
         Michael S. Waters (1) .........                 906
         Robert M. Wily (1) ............                 906
         Glade M. Knight (2) ...........                   0


----------
(1) Director participating in the Directors' Plan
(2) Director and executive officer participating in Incentive Plan
(3) None of the options were exercised during the fiscal year ended December 31, 2000.

CERTAIN AFFILIATES

     Glade M. Knight is the sole shareholder and director of Apple Suites Advisors, Inc. and Apple Suites Realty Group, Inc. (these two companies sometimes referred to herein as the "Apple Suites Companies"), which provide brokerage, business and management services to the Company.

CERTAIN RELATIONSHIPS AND AGREEMENTS

     The Company has three paid employees but no paid executive officers. However, the Company has entered into certain agreements with the Apple Suites Companies under which those entities have agreed to provide certain brokerage, business and management services to the Company in exchange for compensation from the Company.

     The Company has entered into an Advisory Agreement (the "Advisory Agreement") with Apple Suites Advisors, Inc., a Virginia corporation. Under the Advisory Agreement, Apple Suites Advisors, Inc. receives an annual asset management fee which is calculated as follows: The asset management fee is a percentage of the gross offering proceeds received by the Company from time to time from the sales of the Shares ("Total Contributions"). The applicable percentage used to calculate the asset management fee is based on the ratio of funds from operations to Total Contributions (the "Return Ratio") for the preceding calendar quarter. The per annum asset management fee is equal to the following with respect to each calendar quarter: 0.1% of Total Contributions if the Return Ratio for the preceding calendar quarter is 6% or less; 0.15% of Total Contributions if the Return Ratio for the preceding calendar quarter is more than 6% but not more than 8%; and 0.25% of Total Contributions if the Return Ratio for the preceding calendar quarter is above 8%. Apple Suites Advisors, Inc. earned an asset management fee of $134,579 in 2000.

     Apple Suites Realty Group, Inc. earned real estate commissions aggregating $607,480 during 2000. This amount reflects a commission rate of 2% of the total purchase price for property acquisitions by the Company in 2000.

     As noted above, Mr. Knight also serves as Chairman of the Board and Chief Executive Officer of Cornerstone. During 2000, Cornerstone provided services and rented office space to the Company and in exchange the Company paid Cornerstone approximately $292,000.

     Effective January 1, 2001, the Company paid Mr. Knight a total of $900,000 to acquire all of his shares of Apple Suites Management, Inc., which became, upon such acquisition, a wholly-owned subsidiary of the Company. This acquisition was made possible by the REIT Modernization Act, which allows the Company to operate its properties through a taxable REIT subsidiary without using a third party.

INDEPENDENT PUBLIC ACCOUNTANT

     The firm of Ernst & Young LLP served as independent auditors for the Company in 2000. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and will be available to answer appropriate questions from shareholders. The Board of Directors is expected to retain Ernst & Young LLP as the Company's independent auditors for 2001. Fees for the last fiscal year were $94,000 for annual audit, and $131,171 for all other services, of which $97,361 was for audit related services and $33,810 was for all other nonaudit services. Audit related services include accounting consultations and services related to SEC registration statements.

MATTERS TO BE PRESENTED AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS

     Any qualified shareholder who wishes to make a proposal to be acted upon at the 2002 Annual Meeting of Shareholders must submit such proposal for inclusion in the Proxy Statement to the Company at its principal office in Richmond, Virginia, no later than February 13, 2002.

     With respect to shareholder proposals not included in the Company's Proxy Statement for the 2002 Annual Meeting, the persons named in the Board of
Directors' proxy for such meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Securities Exchange Act of 1934, including with respect to proposals received by the Company after February 13, 2002.

OTHER MATTERS FOR THE 2001 ANNUAL MEETING OF SHAREHOLDERS

     Management knows of no matters, other than those stated above, likely to be brought before the Annual Meeting. However, if any matters not now known come before the Annual Meeting, the persons named in the enclosed proxy are expected to vote the Shares represented by such proxy on such matters in accordance with their best judgment.

                                     By Order of the Board of Directors

                                    /S/ Glade M. Knight

                                     Glade M. Knight
                                     President

     THE COMPANY DEPENDS UPON ALL SHAREHOLDERS PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY CARD IMMEDIATELY.

                                                                      EXHIBIT A


                              APPLE SUITES, INC.
                            AUDIT COMMITTEE CHARTER


     This charter governs the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors to the charter annually.

Structure and Membership

     The Committee shall be appointed by the Board of Directors and shall consist of at least three directors, each of whom is independent of management and the Company within the meaning of the rules of the New York Stock Exchange ("NYSE"). Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise, within the meaning of the NYSE rules.

Statement of Policy

     The  Audit  Committee  shall  provide  assistance  to,  and  serve  as  the representative of, the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the
Company's financial statements, and the legal compliance programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication among the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and the power to retain outside counsel, or other experts, for this purpose.

Responsibilities and Processes

     The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The policies and procedures of the Committee should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee will supplement them as appropriate.

     The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval, if appropriate.

     The Audit Committee is responsible for ensuring that the independent auditors submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for recommending that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself as to the auditors' independence. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

     The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

     The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (and the annual report to shareholders), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     The Committee shall undertake all actions requisite to the preparation of an annual report of the Audit Committee, as required by the rules of the Securities and Exchange Commission, and shall cause such report to be prepared and included in the Company's proxy statements, all as required by such rules.

     Additionally, the Audit Committee will:

   1. Hold no less than three regularly scheduled meetings each year, and other meetings from time to time as may be called pursuant to the Company's Bylaws.

   2. Review with representatives of the independent auditors:

     a. The plan for and scope of its annual audit of the Company's financial statements.
     b. The results of the annual audit.
     c. Any recommendations with respect to internal controls and other financial matters, including any perceived weaknesses in the Company's internal controls, policies, and procedures.
     d. Any significant changes made by management in the basic accounting principles and reporting standards used in the preparation of the Company's financial statements.

   3. Review the extent of any services outside the audit area performed for the Company by its firm of independent auditors.

   4. Review  the  fees  proposed   by  the  Company's  independent auditors for
      their services.

   5. Review the work of the Company's internal audit department with the internal auditors including management's responses to recommendations made and plans for future audit coverage.

   6. Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

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
        PROXY                                           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                             The undersigned  hereby  appoints  Martin B. Richards,  James W.C. Canup and Krissy M.
  Apple Suites, Inc.                     Gathright  as Proxies,  each with the power to appoint his or her  substitute,  and hereby
 9 North Third Street                    authorizes  them to represent and to vote, as designated  below,  all the common shares of
  Richmond, VA 23219                     Apple  Suites,  Inc.  held of record by the  undersigned  on March 21, 2001, at the Annual
----------------------                   Meeting of Shareholders to be held on May 16, 2001, or any adjournment thereof.


         The Board of Directors recommends a vote "FOR" in item 1.

1.       ELECTION OF DIRECTORS

         FOR all nominees listed below                                          WITHHOLD AUTHORITY
         (except as marked to the contrary below)    |_|                        to vote for all nominees listed below      |_|

         (INSTRUCTIONS:    To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
                -----------------------------------------------------------------------------------------------------
                                                 Lisa B. Kern and Michael S. Waters


2.       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual
Meeting.

          THIS PROXY WHEN PROPERTY  EXECUTED  WILL BE VOTED IN THE MANNER  DIRECTED  HEREIN BY THE  UNDERSIGNED  SHAREHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.

                                                     (Continued on reverse side)

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



Please indicate whether you plan to attend the Annual Meeting in person:                |_|    Yes                  |_|    No


Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:  ___________________________, 2001                                       _____________________________________________
                                                                                Printed Name

                                                                                ---------------------------------------------
                                                                                Signature

Please mark, sign, date and return the Proxy Card promptly                      _____________________________________________
using the enclosed envelope.                                                    Signature if held jointly


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